Conduit Pharma

CORPORATE PRESENTATION

July 2023

DISCLAIMER

Conduit Pharma

Please note that the use of this investor presentation ("Investor Presentation") is subject to certain terms and conditions that strictly regulate its use, circulation, and copying, including any applicable confidentiality agreement. Before reading, circulating, or using the Investor Presentation, any person who possesses it (the "Recipient") is advised to review and become familiar with these terms and conditions. Upon request, the Recipient will promptly return to Conduit Pharmaceuticals Limited. ("Conduit," "Conduit Pharma," or the "Company") all material received without retaining any copies thereof and will destroy any information derived from the material. This Investor Presentation and all other information supplied should not be copied, reproduced or distributed to others at any time without the prior written consent of Conduit (other than to directors, officers, employees and professional advisers of the Recipient who need to know the confidential information contained therein, and then only to the extent necessary for the purpose of evaluating whether or not and on what terms the Recipient might proceed with a more detailed review of the matters discussed in the Investor Presentation and provided that such persons undertake the same responsibilities as set out herein). It is a condition of the provision of this information that the confidentiality obligations into which you have entered are made known to anyone to whom the information is properly given, and that party must agree to be bound in similar terms. The information contained herein is being supplied as a guide only and prospective investors must make their own investigations and must satisfy themselves as to the condition and prospects of the Company's business and the accuracy and completeness of the statements contained herein.

This Investor Presentation contains forward-looking, unaudited statements and forecasts concerning the plans, intentions, strategies, expectations, predictions, and financial forecasts concerning the future activities and results of operations of the Company as well as other future events or conditions. The Company's actual results or activities or actual events or conditions could differ materially from those estimated or forecasted in such forward-looking statements due to a variety of factors, some of which may be beyond the control of the Company. It is currently anticipated, as more fully described herein, that Conduit would be combined with Murphy Canyon Acquisition Corp., a publicly-listed Special Purpose Acquisition Corporation ("Murphy Canyon" or "SPAC").

Neither the Company nor any partner, employee or agent has any authority to make or give any representations or warranty whatsoever, and no responsibility or liability is accepted by any of them, in relation to the shares, business or prospects of the Company, or with respect to the adequacy, accuracy, completeness or reasonableness of the facts, opinions, estimates, forecasts, projections or other information set out in this Investor Presentation or any further information, written or oral or other, supplied in connection with it.

Nothing contained within this Investor Presentation is or should be relied upon as a promise or representation as to the future. The pro-forma and estimated financial information contained herein was prepared expressly for use herein and is based on certain assumptions and the analysis of information available at the time this Investor Presentation was prepared. There is no representation, warranty or other assurance that any of the projections will be realized.

The Investor Presentation has been prepared to assist investors in making their own evaluation with respect to the proposed business combination, as contemplated by the definitive business combination agreement (as it may be amended, supplemented or otherwise modified from time to time, the "Business Combination Agreement"), entered into by Murphy Canyon and Conduit. It is not intended to form the basis of any investment decision or any other decision in respect of the business combination. The information contained herein does not purport to be all-inclusive. The financial information and data contained in this Investor Presentation has not been audited in accordance with Public Company Accounting Oversight Board standards and such information and data may not be included in ,or may be adjusted in, or may be presented differently in any proxy statement, prospectus or other report or document to be filed or furnished with the Securities and Exchange Commission (the "SEC") by Murphy Canyon or Conduit. Any data on past performance or modeling contained herein is not an indication as to the future performance. Neither Murphy Canyon nor Conduit assume any obligation to update any information in this Investor Presentation, except as required by law.

Industry and Market Data

In this Investor Presentation, Murphy Canyon and Conduit may rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reasonable. Murphy Canyon and Conduit have not independently verified the accuracy or completeness of any such third-party information. No representation is made as to the reasonableness of the assumptions made within the accuracy or completeness of any such third-party information. Recipients are cautioned not to place undue weight on such information.

Use of Projections

This Investor Presentation contains projected financial information with respect to Conduit. Conduit's independent auditors have not studied, reviewed, complied or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation, and accordingly, no independent auditor has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Investor Presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained the projected financial information. Projections are inherently uncertain due to a number of factors outside of Conduit's and Murphy Canyon's control. While all financial projections, estimates and targets are necessarily speculative, Conduit and Murphy Canyon believe that the preparation of projected financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the projected results are indicative of future performance or that the actual results will not differ materially from those presented in the projected financial information. Inclusion of the projected financial information in this Investor Presentation should not be regarded as a representation by any person that the results contained in the projected financial information will be achieved.

DISCLAIMER (Cont'd)

Conduit Pharma

Additional Information

In connection with the business combination, Murphy Canyon has filed a Registration Statement on Form S-4 with the SEC (the "Registration Statement"), which includes a preliminary prospectus and preliminary proxy statement. Murphy Canyon will mail a definitive proxy statement/ final prospectus and other relevant documents to its stockholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Murphy Canyon will send to its stockholders in connection with the business combination. Investors and security holders of Murphy Canyon are advised to read, when available, the definitive proxy statement/ final prospectus in connection with Murphy Canyon's solicitation of proxies for its special meeting of stockholders to be held to approve the business combination (and related matters) because the definitive proxy statement/final prospectus will contain important information about the business combination and the parties to the business combination. The definitive proxy statement/final prospectus will be mailed to the stockholders of Murphy Canyon as of a record date to be established for voting on the business combination. Stockholders will also be able to obtain copies of the definitive proxy statement/ final prospectus, without charge, once available, at the SEC's website at www.sec.gov or by direction a request to: 4995 Murphy Canyon Road, Suite 300, San Diego, CA 92123.

Participants in the Solicitation

Murphy Canyon, Conduit and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Murphy Canyon's stockholders in connection with the business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the business combination of Murphy Canyon's directors and officers in Murphy Canyon's filings with the SEC, including the Registration Statement filed with the SEC by Murphy Canyon.

No Offer or Solicitation

This presentation is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the business combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Cautionary Statement Regarding Forward Looking Statements

This presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Murphy Canyon and Conduit. All statements other than statements of historical facts contained in this presentation, including statements regarding Murphy Canyon or Conduit's future results of operations and financial position, the amount of cash expected to be available to Conduit after the closing and giving effect to any redemptions by Murphy Canyon's stockholders, Conduit's business strategy, prospective products, products approvals, research and development costs, timing an likelihood of success, plans and objectives of management for future operations, future results of current and anticipated products, and expected use of proceeds, are forward-looking statements. These forward-looking statements generally are identified by the words 'believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," 'would," "will be," "will continue," "will likely result," and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, the following risks related to the proposed transaction: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Murphy Canyon's securities; the failure to satisfy the conditions to closing the transaction, including the approval by the stockholders of Murphy Canyon or Conduit and the receipt of certain governmental and regulatory approvals; the risk that some or all of Murphy Canyon's stockholders may redeem their shares at the closing of the transaction; the effect of the announcement or pendency of the transaction on Conduit's business relationships and business generally; the outcome of any legal proceedings that may be instituted related to the transaction; the ability to realize the anticipated benefits of the transaction; Conduit may use its capital resources sooner than it expects; and the risks associated with Conduit's business. Moreover, Conduit operates in a very competitive and rapidly changing environment. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some which are beyond Murphy Canyon's and Conduit's control, you should not rely on these forward-looking statements as predictions of future events. Forward looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law. Murphy Canyon and Conduit assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Murphy Canyon nor Conduit gives any assurance that that either Murphy Canyon or Conduit or the combined company will achieve its expectations.

TABLE OF CONTENTS



INTRODUCTION

SUMMARY

Conduit Pharmaceuticals Limited ("Conduit") is a disease agnostic life science company providing an efficient model for compound development.

Formed in 2019, Conduit is a departure from the traditional big pharma/biotech business model whereby, in contrast to a traditional pharma/biotech company which may shepherd their assets through Phase III, Conduit acquires assets that are Phase II-ready and then, following successful clinical trials, seeks an exit through third-party license deals. Conduit is led by a highly experienced team of pharmaceutical executives, including Dr. David Tapolczay and Dr. Freda Lewis-hall, established to fund the development of clinical molecules licensed from AstraZeneca.

We anticipate that our cost-effective business model avoids the significant cash burn of Phase III and beyond, through potentially reducing financial exposure for investors while offering more potential avenues for capital gains by focusing on the development of clinical assets that have already undergone some pre-clinical and clinical testing, which we intend to further develop until such clinical assets are Phase II ready.

- Conduit intends to fund and develop Phase II ready assets donated by large pharmaceutical companies with trial–ready drug product already manufactured and available for Phase II testing.

- Following successful clinical trials, Conduit intends to license these assets back to large pharmaceutical companies, typically for substantial milestone payments and retain an anticipated ongoing royalty income of 12.5-18% of sales for the life of the patent. Dr. David Tapolczay (CEO) has previously negotiated many of these license agreements during his time at LifeArc, including Keytruda, which has provided significant royalties to-date.

- Dr. Lewis-Hall (Chair) and Dr. Tapolczay were part of the team that founded SpringWorks Therapeutics, a Nasdaq-listed oncology company which licensed molecules from Pfizer and which raised approximately $186.3 MM on listing and with a current market capitalization of $1.65 BN (July 2023).

- Conduit's model is based on (and we believe further evolves) the SpringWorks model. We believe that Conduit is more capital efficient, as our molecules have already undergone Phase I-testing and Conduit is disease agnostic. Conduit intends to license its compounds following successful Phase II data, and as a result, we believe that Conduit has the potential to provide significant returns to investors.

AN INNOVATIVE MODEL

Considering the present market climate, it is evident that the pharmaceutical industry requires a fresh and innovative approach.

Conduit offers a unique solution to investors through its evolution of the traditional pharmaceutical model.

- Typically, pharmaceutical companies follow a conventional approach whereby they internally develop their assets through Phase III. However, this approach introduces a range of challenges and drawbacks. Including limited income streams, significant cash burn, low volumes of news flow relating to the assets into the market, and the potential risk of failure following substantial investment in research and development.

- By contrast, Conduit's innovative model deviates from this traditional path. Instead of undertaking the burden of developing assets through Phase III, Conduit acquires the rights to develop assets that have successfully completed Phase I trials from large pharmaceutical companies and are therefore Phase II ready. This approach has the potential to address the problems associated with the conventional model.

- We believe that Conduit's strategy will allow it to avoid the limitations of limited income streams reflected in the conventional model for development of clinical assets by seeking license deals with pharmaceutical companies upon completion of Phase II trials. This approach can generate substantial annuity stream including milestone payments and ongoing royalty income of 12-18% of sales for the life of the patent.

- Moreover, Conduit's model reduces cash burn by leveraging assets that have already undergone successful Phase I trials. This allows us to focus resources on efficiently developing assets that have already been subject to pre-clinical and clinical trials until such assets are through Phase II, allowing Conduit to avoid bearing the costs of pre-clinical and Phase I trials as well as the substantial costs associated with Phase III trials.

- Conduit's model not only addresses the challenges associated with the conventional model but also positions Conduit as a trailblazer within the industry, offering a more lean, efficient and effective pathway to success.

TRANSACTION OVERVIEW

Transaction Structure

- Conduit intends to merge with Murphy Canyon Acquisition Corp. ("Murphy"), a publicly-listed SPAC and list on NASDAQ pursuant to the terms of a merger agreement

- $27MM Private Investment in Public Entity ("PIPE") committed and to be funded at closing in addition to approximately $23.66MM in Murphy's trust account to fund Conduit's growth and expansion, assuming there are no further redemptions from trust account holders[1,2]

Valuation

- Transaction currently implies a pro forma enterprise value of ~$716.55MM and pro forma equity value of ~$752.48MM[3,4]

Capital Structure

- Existing Conduit shareholders to retain 100% of their equity and will own approximately 86% of the combined entity at closing[3]
- Dr. David Tapolczay, Co-Founder and CEO of Conduit, and Dr. Freda Lewis-Hall, who will become the Chair of the Board, will together hold approximately 3% of the voting power in the pro forma company at closing[3]



NOTE:
1. As of July 2023
2. Timing dependent upon the SEC review process and the satisfaction of other closing conditions.
3. Considers the current redemptions by the public shareholders of Murphy as of July 2023
4. Based on $23.66 MM cash from Murphy's trust account and a $27 MM PIPE (2.7 MM shares at $10.00 per share).

TRANSACTION SUMMARY

Conduit Pharma

Illustrative

US$MM, unless otherwise noted **Sources** (2)	
Conduit Equity(3)	$650.00
SPAC Cash in Trust (4)(9)	23.66
PIPE Cash (5)	27.00
Total Sources	**$700.66**

Uses (2)	
Conduit Equity	$650.00
Cash to Balance Sheet	35.93
Transaction Expenses (6)	14.73
Total Uses	**$700.66**

Pro Forma Valuation	
Share Price ($ / sh.)	$10.00
Pro Forma Shares Outstanding (2)(3)	75.25
Implied Equity Value	**$752.48**
(+) Debt (4)	0.00
(-) Pro Forma Cash (7)	(35.93)
Enterprise Value	**$716.55**

Pro Forma Ownership (2)(8)



Conduit Shareholders
Murphy Shareholders
Murphy Sponsor
AGP Advisor Shares
PIPE Investors

NOTE:
1. Considers the current redemptions by the public shareholders of Murphy as of July 2023
2. Does not include impact of out-of-the-money warrants
3. Reflects the conversion of Conduit's outstanding convertible notes which will convert into common stock of Conduit prior to the merger
4. As of July 2023
5. PIPE shares anticipated to be issued at $10.00 per share
6. Estimate of Conduit and Murphy's aggregate investment banking, deferred underwriting, legal, SEC and stock exchange, printing and consulting fees and expenses
7. Inclusive of Conduit's cash balance as of July 2023 (Source: Management Accounts)
8. Pro forma gives effect to the proposed merger between Conduit and Murphy on the currently anticipated terms and the funding of the PIPE transaction on the currently anticipated terms
9. Assumes no further redemptions from trust account holders.

KEY MANAGEMENT

Conduit Pharma



Dr. David Tapolczay, Chief Executive Officer

Prior to joining Conduit Pharmaceuticals as Chief Executive Officer, Dr. David Tapolczay held senior leadership positions at Senior Vice President or CEO level in international R&D healthcare companies and charities with responsibility for the strategic leadership of these organizations. David's past roles include joint worldwide head of chemistry for Zeneca agrochemicals, Vice President of Glaxo Smith Kline Pharmaceuticals and Senior Vice President of Millennium Pharmaceuticals which, at the time, was the third largest Biotech company in the world. David is also the CEO of St George Street Capital, a UK based medical charity which successfully led a £7 MM funding round to fund a COVID-19 clinical trial program on an asset that was licensed out from AstraZeneca.

Immediately prior to joining St. George Street Capital, David was for 10 years the CEO of Medical Research Council Technology and led that organization through a renaming and rebranding exercise to create the strategy and vision for the charity now known as LifeArc. During his time at MRCT/LifeArc he served on the Executive management committee of the Medical Research Council reporting to both Sir Leszek Borysiewicz and Sir John Savill and represented the UK research Councils in meetings with European heads of research councils on International patent strategies and commercialization of research. David built an extensive network of connections in the technology transfer and commercialization sector of UK University technology transfer offices and represented the healthcare sector of the UK at International Conferences in Europe and the Far East and trade missions to Japan and China. During these missions he met with the ministers of health for both countries and even the current and previous presidents of China.

Whilst at LifeArc, David worked closely with Dr. Freda Lewis-Hall to create the highly innovative and hugely successful company Springworks which currently has a Market Capitalization of approximately $.65 BN (July 2023). David left LifeArc having steered the charity to Endowment status funding with a cash balance of $1.4 BN.

Upon the closing of the merger between Murphy and Conduit, Dr. Tapolczay will become Chief Executive Officer of the combined entity.

ST GEORGE ST | SpringWorks THERAPEUTICS | gsk | Takeda | LifeArc

KEY MANAGEMENT



Dr. Freda Lewis-Hall, Chair of the Board of Directors

During her 35-year career in medicine, Dr. Freda Lewis-Hall served as Pfizer, Inc.'s Chief Medical Officer and Executive Vice President until the end of 2018 and as Chief Patient Officer and Executive Vice President during 2019. Before joining Pfizer, Freda held senior leadership positions in medical affairs and product development with Vertex, Bristol-Myers Squibb, Pharmacia and Eli Lilly and Company.

Dr. Lewis-Hall has been on the frontlines of healthcare as a clinician, a researcher, and a leader in the biopharmaceuticals and life sciences industries. The common thread throughout has been her passion to advocate for health equity and improved outcomes for all patients. Dr. Lewis-Hall appears regularly on health-related television programs in major global markets, including CBS-syndicated shows such as The Doctors and Dr. Phil.

Prior to joining the biopharmaceutical industry, she served as vice chairperson and associate professor in the Department of Psychiatry at Howard University College of Medicine and was an advisor to the National Institute of Mental Health. Dr. Lewis-Hall serves on the board of directors of SpringWorks Therapeutics, a biopharmaceutical company which licensed four compounds initially from Pfizer which currently has a Market Capitalization of approximately $1.65 BN (July 2023), in collaboration with UK-charity LifeArc.

Upon the closing of the merger between Murphy and Conduit, Dr. Lewis-Hall will become Chair of the Board of Directors of the combined entity.

Pfizer SpringWorks Therapeutics Exact Sciences Bristol Myers Squibb Pharmacia



ASSET PIPELINE

ASSET PIPELINE

Existing Conduit Assets

AZD1656 **Co-Crystal** pending patent applications (PCT/IB2022/000775; CA 3,180,960; and JP 2022-176753) for use in:

1. Sarcoidosis
2. Lupus
3. Autoimmune Hepatitis
4. Crohn's Disease
5. Idiopathic pulmonary fibrosis (IPF)
6. Psoriasis
7. Type 1 Diabetes, Type 2 Diabetes

Assets under AstraZeneca Agreement

8. AZD1656 in Uveitis
9. AZD5904 in Idiopathic Male Infertility
10. AZD1656 in Hashimoto's Thyroiditis
11. AZD1656 in Preterm Labor
12. AZD1656 in Renal Transplant

Other Asset Opportunities

13. Further assets may be available to be licensed under existing Framework Agreement with AstraZeneca
14. AZD1656 in COVID-19[1]

NOTE::
1. Conduit has a 100% economic interest in all indications under the AZD1656 Co-Crystal, except for a 17% economic interest in AZD1656 for use in COVID-19, which was funded by UKRI and Excalibur Medicines Limited.

AZD1656 IN UVEITIS

Conduit Pharma

UVEITIS

Uveitis is a leading cause of blindness that affects younger working-age adults

Uveitis can also become unresponsive to treatments



In the U.S., uveitis causes approximately 30,000 new cases of blindness per year and it is the third leading cause of blindness worldwide*

Steroids, which are currently used to treat uveitis, have numerous side effects including weight gain, diabetes, increased risk of cancer and dyslipidaemia making them unsuitable for the long-term treatment of uveitis

The Opportunity

- Management of uveitis is challenging; current treatments often carry significant side effects and even when patients are in remission vision may not recover. We believe that AZD1656 would represent a novel approach to treating uveitis with a broad mechanism of applicability.
- We anticipate that any potential uveitis treatment would be considered an orphan drug: a treatment for non-infectious uveitis would be eligible for orphan drug status which gives market exclusivity of 10 years EU (7 years US) and can improve the development path with increased advice and reduced fees.
- We believe that Conduit's novel approach can lead to the development of entirely new treatments for diseases and conditions that previously had limited treatment options and may improve efficacy levels by targeting previously inaccessible or undiscovered biological pathways or targets.

CONDUIT INTENDS TO CONDUCT ADDITIONAL CLINICAL TRIALS FOR AZD1656 IN SARCOIDOSIS, LUPUS, DIABETIC WOUND HEALING, CROHN'S DISEASE, IDIOPATHIC PULMONARY FIBROSIS (IPF), PSORIASIS AND NON-ALCOHOLIC STEATOHEPATITIS (NASH)

* https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5904090/

AZD5904 IN IMI

Conduit Pharma

IDIOPATHIC MALE INFERTILITY (IMI)



Growing condition: 48.5m (15%) couples globally are infertile*
Significant unmet need in IMI
We believe that there is currently no approved pharma therapy and nothing in Phase II/III development
Both male patients and their partners want pharmacotherapies for IMI rather than costly, invasive IVF which is the only solution currently offered

The Opportunity

- The total cost of the IMI program is currently estimated at ~$20 MM
- There is currently no competition in IMI and nothing in late-stage development. If the trial is successful, the drug would be the first drug to market in a multibillion-dollar indication. Gonal-f (EMD Serono) for female fertility posted sales figures of $780 MM** in 2017, by comparison the net present value for the IMI asset has been calculated based on an estimated $800 MM peak sales
- $256.8 MM net present value for a Phase II exit (assuming $800 MM peak sales)
- **CONDUIT INTENDS TO CONDUCT ADDITIONAL CLINICAL TRIALS FOR AZD5904 UTILIZING ITS INHIBITION OF MYELOPEROXIDASE (MPO) ENZYME.**



$20 MM
$780 MM
$800 MM
$256.8 MM

Total cost of IMI program | Female Fertility sales figures in 2017** | Estimated peak sales of IMI asset*** | Phase II NPV assuming $800 MM peak sales

* https://www.singlecare.com/blog/news/infertility-statistics/#:~:text=One%20in%204%20couples%20in,million%20couples%20experience%20infertility%20worldwide.

** https://www.emdgroup.com/investors/reports-and-financials/earnings-materials/2017-q4/us/2017-Q4-Report-US.pdf

***Possible return based on management assumptions and subject to clinical data. There can be no assurance that any of these returns will be realized.

PORTFOLIO VALUATION

Conduit Pharma

Murphy engaged ValueScope, Inc. to provide an opinion as to the fairness, from a financial point of view, to the stockholders of Murphy regarding the potential business combination with Conduit as of June 26, 2023. Analysis provided a fair market valuation range of Conduit of approximately $690.8 MM to $826.4 MM, exclusive of debt and cash. Base-case valuation is $779.0 MM, and the offer price is $650.0 MM.[1]


Valuation Range
Scenario Analysis – Royalty Rate Sensitivity
Scenario Analysis – PoS Sensitivity
Concluded Valuation Range – WACC Sensitivity
Offer Price: $650.0 MM
Base Case Valuation: $779.0 MM
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
Millions

NOTE: Valuation based on management assumptions provided to ValueScope and subject to clinical data. There can be no assurance that any of these valuations will be realized. The Information contained herein is not an offer to buy or sell or a solicitation of an offer to buy or sell any corporate advisory services or security or to participate in any corporate advisory services or trading strategy.

[1] Subject to the full discussion of the Fairness Opinion within the Form S-4.

KEY DIFFERENTIATORS



UNIQUE OPPORTUNITY

Conduit Pharma

Potentially Increased Levels of Efficacy for Patients	Existing API Readily Available	World-Renowned & Experienced Industry Professionals	Innovative & Competitive IP Based Approach	Seeking to break into Unmet Areas of Clinical Need

Through its existing partnerships and clinical expertise, Conduit expects to break into unmet areas of clinical need by taking potentially lucrative, but deprioritized, clinical assets through Phase II Clinical Trials

STRATEGIC STRUCTURE

ST GEORGE ST ✖ AstraZeneca

- Astra Zeneca licenses assets to St George Street Capital ("SGSC"), a UK based biomedical research Charity, which has an exclusive funding relationship with Conduit.
- AstraZeneca receives:
  - Positive Corporate Social Responsibility (CSR) and off-balance sheet financing for assets with potential for later upside return post-Phase II clinical trial with the first right of negotiation upon successful clinical trials.
- AstraZeneca provides API for trials and expertise throughout the project.
- AstraZeneca retains some right to future economic benefit, in the event that it does not license the drug post-Phase II, thus making AstraZeneca a strategic partner with a vested interest in the successful commercialization of these products.

Conduit funds and develops clinical assets through Phase II trials in an efficient manner. Conduit expects that a successful Phase IIb clinical trial would increase asset value for Conduit and its investors.

Conduit Pharma ✖ ST GEORGE ST

- Conduit has an exclusive relationship and partnership with SGSC to fund the development of clinical assets acquired (initially) through SGSC's relationship with AstraZeneca.
- Conduit intends to offer economic returns to investors from successful clinical trials on clinical assets that it has the rights to fund and develop, due to its exclusive relationship.
- Conduit has exclusive rights to develop clinical assets licensed to SGSC in return for 100% of the economic interest derived from such assets, except for AZD1656 in Covid-19 indication only, where Conduit has a 17% economic interest. SGSC is a shareholder of Conduit and therefore benefits from the commercialization of assets.
- Conduit expects to conduct clinical trials in partnership with SGSC, thereby leveraging Conduit's comprehensive clinical expertise.

SGSC's charitable status allows it to have a non-competitive relationship with third party pharmaceutical companies and third sector medical charities, leading to strategic, not transactional relationships. This offers many advantages including free support through continued access to scientists and other drug development experts in-house and access to further assets. We believe that this will allow Conduit to scale the model and provide an ongoing pipeline of deal flow to investors through its extensive asset pipeline.

COMPETITIVE ADVANTAGE

Conduit Pharma

Conduit intends to design and deliver clinical trials in a leaner and more efficient manner in collaboration with third-party CROs.

The **Conduit** "Edge"

TRADITIONAL PHASE II READY ASSET + EXISTING API FORMULATED + CLINICAL EXPERTISE AND UTILIZATION OF THIRD PARTY CROs

ADDITIONALLY, CONDUIT HAS ACCESS TO EXISTING ACTIVE PHARMACEUTICAL INGREDIENTS ("API") FROM ASTRAZENECA WHICH HAS THE POTENTIAL TO SIGNIFICANTLY ACCELERATE DRUG DEVELOPMENT, IMPROVES QUALITY CONTROL, AND REDUCES COSTS.

1. **Time and cost-saving:** Developing an API from scratch can be a time-consuming and expensive process.
2. **Quality control:** APIs made by reputable pharmaceutical companies, such as AstraZeneca, are subject to rigorous quality control measures, ensuring that they meet high standards of purity, potency, and safety. Using this API will ensure the highest standard of quality control.
3. **Regulatory compliance:** Using a pre-existing API simplifies the regulatory process and streamlines approval.
4. **Expertise:** Pharmaceutical companies that specialize in API production have the expertise and resources to optimize the manufacturing process, thereby reducing the cost of goods, improving profitability.

STRATEGIC RESEARCH & DEVELOPMENT

Conduit Pharma

Conduit currently owns patent applications directed to co-crystals, which it believes are critical Intellectual Property assets that Conduit is currently seeking to patent.

A patent office may consider a patent claim reciting a co-crystal to be a new composition of matter, which would provide the highest level of patent protection for a co-crystal asset upon the allowance of such claim.

Co-crystals allow you to utilize existing safety and clinical data of the original drug when filing an NDA. As Conduit already has a Phase 2 ready data package for AZD1656, it will be able to develop its proprietary co-crystal form using an accelerated and cost-efficient approval pathway.

Co-crystallisation technology takes an API and combines it with a second inert substance to create a new and patentable Co-crystal form of the API. This Co-crystal form typically has all the therapeutic and safety benefits of the API, but now can have unique and enhanced physical properties which make new products possible, products which may offer improved outcomes for patients.

Conduit has, and intends to continue to, actively manage its IP portfolio and seek new opportunities to develop IP.

Conduit Pharma


Drug
(API)
Co-former
Co-crystal



CASE STUDY

SPRINGWORKS THERAPEUTICS

SpringWorks THERAPEUTICS

- SpringWorks Therapeutics ("SpringWorks") is a clinical-stage targeted oncology company applying a precision medicine approach to acquiring, developing and commercializing life-changing medicines for underserved patient populations.
- SpringWorks was founded in collaboration with Pfizer's former Chief Medical Officer, Freda Lewis-Hall (proposed Chair of Conduit) and UK charity LifeArc's former Chief Executive, David Tapolczay (Conduit's Chief Executive Officer).
- SpringWorks licensed four compounds initially from Pfizer, in collaboration with UK-charity LifeArc with initial funding of approximately $13 MM and an additional $90 MM from Bain Capital and OrbiMed.
- IPO on NASDAQ: SWTX in September 2019 raising approximately $186.3 MM with current market capitalization of $1.65 BN (July 2023).


Pfizer

Conduit Pharma

Conduit Pharma


Zeneca

- Conduit licenses clinical assets that have already undergone Phase I testing and are ready for Phase II testing. This allows Conduit to mitigate the risk of significant cash burn associated with failed Phase I testing. By selecting assets that have already passed the initial stage of Phase I testing, Conduit minimizes the uncertainty and potential financial setbacks that could arise from unsuccessful Phase I trials. This approach allows Conduit to streamline its resources and focus on advancing promising candidates further along the clinical development pathway, increasing the likelihood of successful outcomes and optimizing the allocation of resources.

- Conduit's strategy involves re-licensing these drugs for further development in Phase III to large pharmaceutical companies. Following successful Phase II testing, Conduit intends to transfer the responsibility of manufacturing and distribution to established pharmaceutical companies. By adopting this approach, Conduit can focus on its core expertise in clinical development while leveraging the resources and capabilities of pharmaceutical partners for the later stages of drug development. This allows Conduit to maximize its efficiency and minimize the complexities and costs associated with manufacturing and distribution, ultimately accelerating the path to market for these promising drug candidates.

- Conduit is a disease-agnostic company, enabling it to develop therapies that target common mechanisms across multiple diseases. By implementing this strategy, Conduit can potentially provide treatments that have broader applicability and can benefit a wider range of patients and pursue innovative therapeutic solutions that transcend traditional disease boundaries, potentially offering new treatment options for patients with limited alternatives or rare diseases.



APPENDIX

STRATEGIC STRUCTURE

Conduit Pharma

AstraZeneca

ST GEORGE ST

Conduit intends to offer economic returns to investors from the successful completion of clinical trials, using its comprehensive clinical expertise.

AstraZeneca licences assets to SGSC and retains certain rights to license the drug post-Phase II.

Conduit has exclusive agreements with SGSC, a UK charity which sub-licenses clinical assets.

INDEPENDENT DIRECTORS



Dr. Freda Lewis-Hall, Chair of the Board

- Former Chief Medical Officer of Pfizer, Inc.
- Formerly held senior positions at Bristol-Myers Squibb, Pharmacia and Eli Lilly
- Board member of Milken Institute, Exact Sciences, SpringWorks Therapeutics, One Medical and others
- Former vice chairperson and associate professor in the Department of Psychiatry at Howard University College of Medicine and an advisor to the National Institute of Mental Health



Ms. Jennifer McNealey

- CFO of Abdera Therapeutics
- Former CFO of Codex DNA (now Telesis Bio)
- Former Board member of Enzon Pharmaceuticals and management at Calithera Biosciences
- Board member of Antibe Therapeutics
- Founder of Laurient
- Formerly held senior positions at Franklin Templeton and Morgan Stanley



Ms. Faith Charles

- Life Sciences Partner at Thompson Hine LLP
- Board of Directors of CNS Pharmaceuticals, Avenue Therapeutics, Abeona Therapeutics and Entera Bio Ltd
- National Board of Directors, Women in Bio and Founder of New York Chapter
- Crain's New York Business "2020 Notable Women in Law"
- Founder and Co-Leader of BioDirector, New York Chapter



Ms. Chele Chiavacci Farley

- Partner and MD of Mistral Capital International
- Formerly held banking positions at Tricap International, UBS Capital and Goldman Sachs
- 2018 U.S. Senate nominee (New York) and 2020 U.S. House of Representatives nominee (New York's 18th District)
- President of Palmilla San Jose Inmobiliaria, the Master Developer of the Palmilla Resort in Cabo San Lucas
- Member of YPO – Young Presidents' Organization
- B.S. & M.S. in Industrial Engineering from Stanford University

NON-INDEPENDENT DIRECTORS

Conduit Pharma



Dr. David Tapolczay, Chief Executive Officer

- Former Chief Executive Officer of LifeArc
- Held senior leadership positions at AstraZeneca, GSK and Millennium Pharmaceuticals
- During his time at LifeArc, worked alongside Pfizer, Inc. and Dr Freda Lewis-Hall to create SpringWorks Therapeutics
- Fellow Chartered Chemist of the Royal Society of Chemistry



Dr. Andrew Regan

- Chief Executive Officer of Corvus Capital Limited
- Former Chief Executive Officer and Majority Shareholder in Hobson PLC, which sold to Hillsdown Holdings in 1996 for £154 MM
- Founding shareholder in ASOS PLC, Virtual Internet, Imperial Energy Corporation PLC
- Awarded a PhD in Bio-Inspired Algorithms
- Fellow of the Royal Geographic Society



Mr. James Bligh

- Partner of Corvus Capital Limited
- Completed multiple stock market listings, initial public offerings, reverse takeovers, secondary fundraisings and merger transactions
- Founding Shareholder in CloudTag Inc., Nuformix Plc, Cizzle Biotechnology Plc & Bermele Plc
- BSc in Economics and Finance

lifeArc SpringWorks THERAPEUTICS gsk CizzleBiotech asos

OUR WIDER TEAM

Wider Conduit Team
Industry experienced professionals

Adam Sragovicz
Chief Financial Officer

Adam currently serves as Chief Financial Officer of Presidio Property Trust, Inc. and Murphy Canyon. He previously served as Treasurer of Encore Capital Group, with global capital raising, foreign exchange risk management, and cash management responsibilities. He has held capital markets, finance, and treasury management positions with KPMG, Union Bank of California / MUFG, and Bank of America Merrill Lynch. Adam is a graduate of Yale University with a Bachelor of Arts degree in Soviet and Eastern European Studies, with a concentration in Economics. He also is the Director of the Yale Alumni Schools Committee for San Diego and Imperial Counties. Adam will be appointed at the closing of the business combination and resign from his position at Presidio Property Trust, Inc.

Dr. Zoe Hollowood

Zoe has over 15 years' experience, working in drug development within pharma and as a life sciences consultant. She developed R&D strategies for several large pharma and medical charities at PA consulting, in addition to working in new product innovation.

Jamie Chorlton

Jamie has run >100 clinical trials in industry and within CROs, with 4 therapies progressing to MA. He was recently CEO of a successful CRO (Altair). He also manages our network of development consultants.

Dr. Joanne Holland

Jo received her PhD in Chemistry from Leeds University. She joined the process R&D group at Millennium Pharmaceuticals before moving to a combined research and commercial role at Stylacats Ltd. Following this, Jo was a co-founder of Nuformix Ltd (later Nuformix plc upon LSE listing in 2017), and was responsible for R&D, intellectual property and regulatory issues. As CSO of Nuformix, Jo was responsible for implementing the R&D strategy, overseeing projects from laboratory screening, scale-up and formulation through to clinical trial. Jo is the author and inventor on 15 solid-form patents and is an expert in repurposing of known compounds into new therapeutic areas.

Trustees of St George Street Capital

Prof. John Martin, Chair

John has an incredible ability to open any door to Key Opinion Leaders as a world-renowned scientist. John is a founder of St. George Street, believing passionately in the need to get medicines from pharma's shelf to the patient using novel insight. Prof. at University College London and Yale.

Prof. Pete Coffey

Pete is a world expert within ophthalmology offering profound clinical insight. Pete is able to bring new ideas for repurposing into ophthalmic indications in addition to pragmatism regarding target selection.

Dr. Ross Breckenridge, MD

Ross trained in medicine at Cambridge University, UK, where he was also awarded a PhD. He went on to train as a Clinical Pharmacologist at University College London. After a successful career as a clinician scientist in the UK NHS, became the CEO of Silver Creek Pharmaceuticals, San Francisco, in 2016. In 2018 he returned to Europe to found Arjuna Therapeutics.

MURPHY CANYON LEADERSHIP TEAM

Conduit Pharma



Jack K. Heilbron, Chief Executive Officer & President

- CEO and President of Presidio Property Trust Inc. (NASDAQ: SQFT)
  - Former CEO and/or President:
  - NetREIT Advisors, LLC
  - Dubose Advisors, LLC
  - NTR Property Mgt, Inc.
- Chairman and CEO of Centurion Counsel, Inc.



Adam Sragovicz, Chief Financial Officer & Director

- CFO of Presidio Property Trust Inc. (NASDAQ: SQFT)
- Former Treasurer of Encore Capital Group (NASDAQ:ECPG)



Professor Richard Feinberg, Director

- International Political Economy at the University of California, San Diego
- Former special assistant to the President for national security affairs
- Former senior director for the Office of Inter-American Affairs, National Security Council, and the White House



Francis Knuettel II, Director

- Former Restructuring Advisory Consultant at Viridian Capital Advisors
- CFO of One Cannabis Group
- Board member of 180 Life Sciences, Sanatio BioScience Corp.



Chele Chiavacci Farley

- Partner and MD of Mistral Capital International
- Formerly held banking positions at Tricap International, UBS Capital and Goldman Sachs
- 2018 U.S. Senate nominee (New York) and 2020 U.S. House of Representatives nominee (New York's 18th District)
- President of Palmilla San Jose Inmobiliaria, the Master Developer of the Palmilla Resort in Cabo San Lucas
- Member of YPO – Young Presidents' Organization
- Stanford University, B.S. & M.S. in Industrial Engineering